EXHIBIT 10.21
                         UNION OIL COMPANY OF CALIFORNIA

                         BOARD OF DIRECTORS RESOLUTIONS

                                  July 27, 2001


              Amendments to Unocal Nonqualified Retirement Plan "A"
              -----------------------------------------------------

RESOLVED FURTHER: Effective January 1, 2001, Article I of Unocal Nonqualified Retirement Plan "A" is hereby amended to read as follows:

     "Article I - Eligibility

     The Employee, or in the proper case, the Spouse of an Employee, shall be eligible if each of the following provisions are satisfied:

     A.   The Employee is a Member of the Unocal Retirement Plan;

     B. The Employee's salary grade classification with an Employer is M04 or above;

     C. At the time of Employee's separation from service with an Employer, the Employee had at least 5 years of Benefit Service under the Unocal Retirement Plan or, as a result of a Change of Control Event, is entitled to a vested right in his or her Accrued Benefit under the Unocal Retirement Plan;

     D. The Employee separates from service with an Employer on or after January 1, 1998; and

     E. The Employee's benefit that would otherwise be payable under the Unocal Retirement Plan is reduced as a result of the limitations required under Section 415 of the Code."

RESOLVED FURTHER: Effective September 1, 2001, Article III. F., of Unocal Nonqualified Retirement Plan "A" is hereby amended to read as follows:

     "F. If an Employee does not make a timely election of the form of payment of benefits, then benefits under this Plan will be paid as a single sum cash payment, unless the Employee makes an election which is subject to a reduction of benefits under Article III.G. or III.H. below."

              Amendments to Unocal Nonqualified Retirement Plan "B"
              ----------------------------------------------------

RESOLVED FURTHER: Effective January 1, 2001, Article I of Unocal Nonqualified Retirement Plan "B" is hereby amended to read as follows:

     "Article I - Eligibility

     The Employee, or in the proper case, the Spouse of an Employee, shall be eligible if each of the following provisions are satisfied:

     A.   The Employee is a Member of the Unocal Retirement Plan;

     B. The Employee's salary grade classification with an Employer is M04 or above;

     C. At the time of Employee's separation from service with an Employer, the Employee had at least 5 years of Benefit Service under the Unocal Retirement Plan or, as a result of a Change of Control Event, is entitled to a vested right in his or her Accrued Benefit under the Unocal Retirement Plan;

     D. The Employee separates from service with an Employer on or after January 1, 1998; and

     E. The Employee's "Final Average Monthly Pay" under the Unocal Retirement Plan is less than it would have been in the absence of the requirements of Section 401(a)(17) of the Code."

RESOLVED FURTHER: Effective September 1, 2001, Article III. F., of Unocal Nonqualified Retirement Plan "B" is hereby amended to read as follows:

     "F. If an Employee does not make a timely election of the form of payment of benefits, then benefits under this Plan will be paid as a single sum cash payment, unless the Employee makes an election which is subject to a reduction of benefits under Article III.G. or III.H. below."

              Amendments to Unocal Nonqualified Retirement Plan "C"
              ----------------------------------------------------

RESOLVED FURTHER: Effective January 1, 2001, Article I of Unocal Nonqualified Retirement Plan "C" is hereby amended to read as follows:

     "Article I - Eligibility

     The Employee, or in the proper case, the Spouse of an Employee, shall be eligible if each of the following provisions are satisfied:

     A.   The Employee is a Member of the Unocal Retirement Plan;

     B. The Employee's salary grade classification with an Employer is M04 or above;

     C. At the time of Employee's separation from service with an Employer, the Employee had at least 5 years of Benefit Service under the Unocal Retirement Plan or, as a result of a Change of Control Event, is entitled to a vested right in his or her Accrued Benefit under the Unocal Retirement Plan;

     D. The Employee separates from service with an Employer on or after January 1, 1998;

     E. At the time of the Employee's separation from service with an Employer, the Employee had received a Qualifying Incentive Plan Award ("Incentive Award") within the ten-year period used in determining Final Average Monthly Pay; and

     F. The Employee's "Final Average Monthly Pay" under the Unocal Retirement Plan is less than it would have been in the absence of the requirements of Section 401(a)(17) of the Code."

RESOLVED FURTHER: Effective September 1, 2001, Article III. F., of Unocal Nonqualified Retirement Plan "C" is hereby amended to read as follows:

     "F. If an Employee does not make a timely election of the form of payment of benefits, then benefits under this Plan will be paid as a single sum cash payment, unless the Employee makes an election which is subject to a reduction of benefits under Article III.G. or III.H. below."

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

                  Amendment to Unocal Supplemental Savings Plan
                  ---------------------------------------------

RESOLVED FURTHER: Effective January 1, 2001, Article II. of the Unocal Supplemental Savings Plan is hereby amended to read as follows:

     "Article II - Eligibility

     A Member whose salary grade classification with the Company or a subsidiary or affiliate thereof is M04 or above who is eligible to receive Qualified Plan Company Matching Contributions, the total amount of which is reduced or would have been reduced by reason of application of the limitation on contributions imposed under Section 401(a)(17) of the Code, as in effect on any date for allocation of the amount of the Qualified Plan Company
     Matching Contribution, or as in effect at any time thereafter, to the Qualified Plan shall be eligible to participate in the Plan."

RESOLVED FURTHER: The officers of Union Oil Company of California, and their designees, are hereby authorized to retain outside actuaries, attorneys, accountants, and consultants to implement the purposes of these Resolutions; and

RESOLVED FURTHER: The officers of Union Oil Company of California, and their designees, are hereby authorized to take such actions as they may, in their good-faith judgment, consider advisable to implement the purposes of these Resolutions.

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